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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned, a director of American Plumbing & Mechanical, Inc. (the "Company"), does hereby constitute and appoint David C. Baggett, as his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his place and stead, to sign the Company's Form 10-K Annual Report, and all amendments thereto that such attorney-in-fact may deem necessary or appropriate, pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2001, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities Exchange Commission, granting unto such attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 2002


                      AMERICAN PLUMBING & MECHANICAL, INC.
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

/s/ ROBERT A. CHRISTIANSON                  /s/ ROBERT W. SHERWOOD
--------------------------                  ----------------------
Robert A. Christianson, Director            Robert W. Sherwood, Director


/s/ ALBERT W. NIEMI                         /s/ LLOYD C. SMITH
--------------------                        ------------------
Albert W. Niemi, Director                   Lloyd C. Smith, Director


/s/ RICHARD M. POLLARD                      /s/ JAMES A. CROSON
---------------------------                 -------------------
Richard M. Pollard, Director                James A. Croson, Director


/s/ SUSAN O. RHENEY                         /s/ CHARLES E. PARKS III
-------------------                         ------------------------
Susan O. Rheney, Director                   Charles E. Parks III, Director


/s/ ROBERT C. RICHEY                        /s/ STEPHEN F. TURNER
--------------------                        ---------------------
Robert C. Richey, Director                  Stephen F. Turner, Director


                                            /s/ MICHAEL E. WORKMAN
                                            ----------------------
                                            Michael E. Workman, Director
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